                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5018

                         Smith Barney Investment Series
               (Exact name of registrant as specified in charter)

             125 Broad Street, New York, NY               10004
        (Address of principal executive offices)        (Zip code)

                            Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                      Date of fiscal year end: October 31
                   Date of reporting period: October 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                              LARGE CAP CORE FUND

           STYLE PURE SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2003

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO]                           LARRY WEISSMAN
                                  PORTFOLIO MANAGER

       Style Pure Series
 [GRAPHIC]


 Annual Report . October 31, 2003

 SMITH BARNEY
 LARGE CAP CORE FUND

      LARRY WEISSMAN, CFA

      Larry Weissman, CFA, has more than 18 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      FUND OBJECTIVE

      The fund seeks capital appreciation. It aims to achieve this objective by investing at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments.

      FUND FACTS

      FUND INCEPTION
      -----------------
      April 14, 1987

      MANAGER'S INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      18 Years

What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  4
Historical Performance................................................  5
Schedule of Investments...............................................  6
Statement of Assets and Liabilities................................... 10
Statement of Operations............................................... 11
Statements of Changes in Net Assets................................... 12
Notes to Financial Statements......................................... 13
Financial Highlights.................................................. 19
Independent Auditors' Report.......................................... 23
Additional Information................................................ 24

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Large Cap Core Fund. After a torturous three-year bear market, the U.S. stock market has rallied strongly so far in 2003 as geopolitical uncertainties eased and investors began to look forward to better economic times. The recent performance of the U.S. economy has supported an improvement in investor sentiment and corporate earnings.

If you have any questions about recent economic events or investing in a recovering economy, we urge you to talk with your financial adviser. As always, we thank you for entrusting your assets to us, and we look forward to helping you continue to meet your financial goals. Please read on to learn more about your fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 12, 2003


            1 Smith Barney Large Cap Core Fund | 2003 Annual Report

                               MANAGER  OVERVIEW


Performance Review

For the 12 months ended October 31, 2003, Class 1 shares of the Smith Barney Large Cap Core Fund, excluding sales charges, returned 16.03%. These shares underperformed the fund's unmanaged benchmark, the S&P 500 Index,/i/ which returned 20.79% for the same period. They also underperformed the average of the fund's Lipper peer group of large-cap core funds, which returned 17.75% for the same period./1/

The fund's underperformance is due primarily to the marked differences in the performance of small- and large- cap stocks in the past year's stock market rally. This past year has been an unusual one in that low-priced, high volatility stocks of smaller, lesser-known companies significantly outperformed stocks of many larger, well-known companies with good balance sheets, sound business plans, and favorable long term outlooks. Because the fund does not invest in small- or micro-cap companies, which benefited the most in the market rally, its performance could not match that of funds that invest in the broad market, or those funds that do invest in stocks of smaller companies.

Overview

Early in the fund's fiscal year, the economy was not showing any clear signs of improvement and the stock market was testing multiyear lows. The Federal government's aggressive monetary and fiscal policies finally manifested themselves in the third calendar quarter of 2003, with the highest rate of gross domestic product (GDP)/ii/ growth in a single quarter that the U.S. had seen in almost two decades. Corporate expenses were cautiously controlled during the economic downturn in place at the start of the period, which allowed for dramatic operating leverage as modest revenue increases started to translate into positive earnings surprises in the second and third calendar quarters. This was the backdrop for the dramatic rebound in the equity markets that began after the end of the first calendar quarter. Many of the biggest gainers in the ensuing market rally were low-priced, single-digit stocks that had been oversold and were among the worst performers over the previous three years.

What Affected Performance

As of the end of the period, the fund's largest sector concentrations were in Financials, Information Technology and Healthcare. While we continued to emphasize these sectors, during the period we reduced the fund's weightings in the Financials and Healthcare sectors and increased exposure to the Information Technology sector.

Not surprisingly, the largest contributors to the fund's performance during the period came from the Information Technology sector, which outperformed all other sectors handily. The biggest single contributor to the fund's performance for the period was its position in


                             PERFORMANCE SNAPSHOT
                            AS OF OCTOBER 31, 2003
                           (excluding sales charges)

                       6 Months 12 Months
 Class 1 Shares         12.36%    16.03%
 S&P 500 Index          15.62%    20.79%
 Average of Lipper
 large-cap core funds   14.42%    17.75%

  Class 1 share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Only eligible Class 1 shareholders may purchase additional Class 1 shares. Results for other share classes may vary.

  The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

  Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12 month period ended October 31, 2003, calculated among 1,098 funds for the six-month period and among 1,064 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains and excluding sales charges.

  All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.


/1/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended October 31, 2003, calculated among 1,064 funds in the large-cap core funds category with reinvestment of dividends and capital gains and excluding sales charges.

            2 Smith Barney Large Cap Core Fund | 2003 Annual Report

Intel Corp. Intel is one of the largest semiconductor manufacturers in the world and was a big beneficiary in the recovery in demand for semiconductors used in PCs, laptops and corporate network servers. Intel has been reaping the benefits of significant investments it made in research and development and in manufacturing over the last several years.

The other two top contributors were also fund holdings in the Information Technology sector, Cisco Systems Inc. and VERITAS Software Corp. Cisco manufactures and sells computer networking and communications products worldwide. Cisco benefited from market share gains in the network router and switch segments, growth of emerging technologies such as Voice Over Internet Protocol ("VOIP") telephony and a general improvement in the business environment. VERITAS Software provides data availability software that enables customers to protect, manage, and access their critical information and data. During the last twelve months, VERITAS has benefited from market share gains in the data back-up and recovery segments, new foundation products designed for the IBM/AIX platform and a general pickup in business spending as well.

While the fund's overall performance was positive, some stocks in the portfolio lost value during the period, detracting from performance. The largest single detractor from fund performance during the period was hospital operator HCA, Inc. in the Healthcare sector. HCA suffered a considerable drop in share price during the period, falling from a 5-year high of $52.05 per share in June of 2002 (before the start of the period) to a low of $27.30 per share on April 16, 2003. The company has been the focus of a number of government investigations, as well as civil and criminal suits brought against it, alleging fraud and accounting irregularities, and was no longer held by the fund as of the end of October.

American International Group Inc. ("AIG") in the Financials sector was the second largest detractor from fund performance during the period. AIG is one of the world's largest insurance firms, an industry that was hit hard by losses related to terrorism in 2001 and by the stock market's difficulties in much of 2002. The third biggest detractor from fund performance for the period was Kraft Foods Inc. in the Consumer Staples sector. The company's stock suffered during the period in part because of investor concerns over ties to its parent company, Altria Group (formerly Phillip Morris), and its exposure to ongoing tobacco litigation issues and a decline in the long-term growth expectations for the company. Kraft was no longer held by the fund as of the end of October.

Additional Information About Your Fund

The Fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Thank you for your investment in the Smith Barney Large Cap Core Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Lawrence Weissman
Lawrence B. Weissman, CFA
Vice President and Investment Officer

November 12, 2003

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 6 through 9 for a list and percentage breakdown of the fund's holdings.
/i/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.
Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. The fund's top ten holdings as of October 31, 2003 were: Exxon Mobil Corp. (3.43%); Pfizer Inc. (3.28%); Intel Corp. (3.07%); General Electric Co. (3.06%); Microsoft Corp. (2.99%); Wal Mart Stores Inc. (2.24%); Merrill Lynch & Co. Inc. (2.18%); American Express Co. (2.15%); Teva Pharmaceutical Industries Ltd. (1.98%); Veritas Software Corp. (1.96%).

            3 Smith Barney Large Cap Core Fund | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                      Without Sales Charges/(1)/
                                    ------------------------------
                                    Class 1 Class A Class B Class L
-------------------------------------------------------------------
Twelve Months Ended 10/31/03         16.03%  15.08%  14.05%  15.21%
------------------------------------------------------------------
Five Years Ended 10/31/03             1.60    0.99    0.21     N/A
------------------------------------------------------------------
Ten Years Ended 10/31/03              8.91     N/A     N/A     N/A
------------------------------------------------------------------
Inception* through 10/31/03           9.38    6.99    6.16  (13.05)
------------------------------------------------------------------
                                        With Sales Charges/(2)/
                                    ------------------------------
                                    Class 1 Class A Class B Class L
-------------------------------------------------------------------
Twelve Months Ended 10/31/03          6.16%   9.35%   9.05%  13.07%
------------------------------------------------------------------
Five Years Ended 10/31/03            (0.19)  (0.04)   0.06     N/A
------------------------------------------------------------------
Ten Years Ended 10/31/03              7.95     N/A     N/A     N/A
------------------------------------------------------------------
Inception* through 10/31/03           8.80    6.22    6.16  (13.33)
------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class 1 (10/31/93 through 10/31/03)                   134.81%
---------------------------------------------------------------------
Class A (Inception* through 10/31/03)                  62.65
---------------------------------------------------------------------
Class B (Inception* through 10/31/03)                  53.85
---------------------------------------------------------------------
Class L (Inception* through 10/31/03)                 (35.31)
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.

            4 Smith Barney Large Cap Core Fund | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class 1 Shares of the
Smith Barney Large Cap Core Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                         October 1993 -- October 2003

                                    [CHART]

               Smith Barney Large            S&P
          Cap Core Fund-Class 1 Shares    500 Index
          ----------------------------    ---------
Oct-1993            $ 9,150               $10,000
Oct-1994              9,343                10,386
Oct-1995             11,585                13,129
Oct-1996             13,895                16,292
Oct-1997             17,637                21,522
Oct-1998             19,849                26,259
Oct-1999             26,916                32,998
Oct-2000             31,254                35,003
Oct-2001             22,919                26,290
Oct-2002             18,518                22,322
Oct-2003             21,486                26,963



+Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1993, assuming deduction of the maximum initial 8.50% sales charge at the time of investment for Class 1 shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The S&P 500 Index is an index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            5 Smith Barney Large Cap Core Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2003


  SHARES                     SECURITY                       VALUE
----------------------------------------------------------------------
COMMON STOCK -- 98.4%
Aerospace and Defense -- 1.8%
    595,150 Lockheed Martin Corp.                       $   27,591,154
    352,750 United Technologies Corp.                       29,874,398
----------------------------------------------------------------------
                                                            57,465,552
----------------------------------------------------------------------
Air Freight and Couriers -- 0.5%
    235,300 United Parcel Service, Inc., Class B Shares     17,063,956
----------------------------------------------------------------------
Automobiles -- 0.6%
    419,100 Harley-Davidson, Inc.                           19,869,531
----------------------------------------------------------------------
Banks -- 6.0%
    487,800 Bank of America Corp.                           36,941,094
  1,345,950 The Bank of New York Co., Inc.                  41,980,180
    171,000 Comerica Inc.                                    8,803,080
    742,850 Fifth Third Bancorp                             43,055,586
  1,047,700 Wells Fargo & Co.                               59,006,464
----------------------------------------------------------------------
                                                           189,786,404
----------------------------------------------------------------------
Beverages -- 2.0%
    351,200 The Coca-Cola Co.                               16,295,680
    986,750 PepsiCo, Inc.                                   47,186,385
----------------------------------------------------------------------
                                                            63,482,065
----------------------------------------------------------------------
Biotechnology -- 2.4%
    434,490 Amgen, Inc.*                                    26,834,102
  1,240,500 Biogen, Inc.*+                                  50,203,035
----------------------------------------------------------------------
                                                            77,037,137
----------------------------------------------------------------------
Chemicals -- 1.4%
    675,000 E.I. du Pont de Nemours & Co.                   27,270,000
    249,750 Praxair, Inc.                                   17,377,605
----------------------------------------------------------------------
                                                            44,647,605
----------------------------------------------------------------------
Commercial Services & Supplies -- 1.3%
  1,041,600 Paychex, Inc.                                   40,539,072
----------------------------------------------------------------------
Communications Equipment -- 3.3%
  1,012,000 Alcatel SA, Sponsored ADR                       13,338,160
  2,314,050 Cisco Systems, Inc.*                            48,548,769
  1,320,600 Motorola, Inc.                                  17,867,718
  1,483,000 Nokia Oyj, Sponsored ADR                        25,196,170
----------------------------------------------------------------------
                                                           104,950,817
----------------------------------------------------------------------
Computers and Peripherals -- 4.5%
    604,650 Dell Inc.*                                      21,839,958
  1,909,950 EMC Corp.*                                      26,433,708
  2,167,150 Hewlett-Packard Co.                             48,349,116
    485,200 International Business Machines Corp.           43,415,696
----------------------------------------------------------------------
                                                           140,038,478
----------------------------------------------------------------------
Diversified Financials -- 9.1%
  1,449,650 American Express Co.                            68,032,074
    361,000 The Goldman Sachs Group, Inc.                   33,897,900
    678,600 J.P. Morgan Chase & Co.                         24,361,740
  1,766,000 MBNA Corp.                                      43,708,500

                      See Notes to Financial Statements.

            6 Smith Barney Large Cap Core Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2003


  SHARES                    SECURITY                      VALUE
--------------------------------------------------------------------
Diversified Financials -- 9.1% (continued)
  1,163,350 Merrill Lynch & Co., Inc.                 $   68,870,320
  1,204,700 SLM Corp.                                     47,176,052
--------------------------------------------------------------------
                                                         286,046,586
--------------------------------------------------------------------
Diversified Telecommunication Services -- 0.9%
    838,410 Verizon Communications Inc.                   28,170,576
--------------------------------------------------------------------
Electric Utilities -- 0.7%
    325,500 Exelon Corp.                                  20,652,975
--------------------------------------------------------------------
Electronic Equipment and Instruments -- 2.9%
  1,219,000 Agilent Technologies, Inc.*                   30,377,480
  4,307,350 Flextronics International Ltd.*               60,302,900
--------------------------------------------------------------------
                                                          90,680,380
--------------------------------------------------------------------
Energy Equipment and Services -- 1.6%
  1,328,200 Halliburton Co.                               31,717,416
    498,150 Noble Corp.*                                  17,101,490
--------------------------------------------------------------------
                                                          48,818,906
--------------------------------------------------------------------
Food Products -- 0.6%
    594,300 Kellogg Co.                                   19,689,159
--------------------------------------------------------------------
Healthcare Equipment and Supplies -- 0.7%
    220,300 Medtronic, Inc.                               10,039,071
    189,100 St. Jude Medical, Inc.*                       10,998,056
--------------------------------------------------------------------
                                                          21,037,127
--------------------------------------------------------------------
Healthcare Providers and Services -- 0.4%
    196,500 Anthem, Inc.*                                 13,446,495
--------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 1.1%
    795,700 Outback Steakhouse, Inc.                      33,419,400
--------------------------------------------------------------------
Household Products -- 1.8%
    582,750 The Procter & Gamble Co.                      57,278,498
--------------------------------------------------------------------
Industrial Conglomerates -- 5.9%
    611,500 3M Co.                                        48,229,005
  3,333,970 General Electric Co.                          96,718,470
  1,890,300 Tyco International Ltd.                       39,469,464
--------------------------------------------------------------------
                                                         184,416,939
--------------------------------------------------------------------
Insurance -- 3.3%
    697,550 Ambac Financial Group, Inc.                   49,344,687
    881,225 American International Group, Inc.            53,604,917
--------------------------------------------------------------------
                                                         102,949,604
--------------------------------------------------------------------
Internet and Catalog Retail -- 1.1%
    963,800 InterActiveCorp*                              35,381,098
--------------------------------------------------------------------
Machinery -- 1.4%
    520,300 Danaher Corp.                                 43,106,855
--------------------------------------------------------------------
Media -- 3.9%
  1,451,890 Comcast Corp., Class A Shares*                49,248,109
    552,900 The News Corp. Ltd., Preferred Shares ADR     16,310,550
  2,466,550 Time Warner Inc.*                             37,713,550
    491,476 Viacom Inc., Class B Shares                   19,595,148
--------------------------------------------------------------------
                                                         122,867,357
--------------------------------------------------------------------

                      See Notes to Financial Statements.

            7 Smith Barney Large Cap Core Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2003


  SHARES                         SECURITY                          VALUE
-----------------------------------------------------------------------------
Metals and Mining -- 1.2%
  1,185,150 Alcoa Inc.                                         $   37,415,185
-----------------------------------------------------------------------------
Multiline Retail -- 3.8%
    421,400 J.C. Penney Co., Inc.                                   9,966,110
    949,900 Target Corp.                                           37,749,026
  1,198,500 Wal-Mart Stores, Inc.                                  70,651,575
-----------------------------------------------------------------------------
                                                                  118,366,711
-----------------------------------------------------------------------------
Oil and Gas -- 4.4%
  2,963,610 Exxon Mobil Corp.                                     108,408,854
    400,500 Total SA, Sponsored ADR                                31,267,035
-----------------------------------------------------------------------------
                                                                  139,675,889
-----------------------------------------------------------------------------
Paper and Forest Products -- 1.5%
  1,159,800 Bowater Inc.                                           47,354,634
-----------------------------------------------------------------------------
Personal Products -- 1.4%
    192,900 Avon Products, Inc.                                    13,109,484
    837,950 The Estee Lauder Cos., Inc.                            31,330,950
-----------------------------------------------------------------------------
                                                                   44,440,434
-----------------------------------------------------------------------------
Pharmaceuticals -- 9.1%
    706,800 Johnson & Johnson                                      35,573,244
    749,600 Merck & Co. Inc.                                       33,169,800
  3,281,650 Pfizer Inc. (a)                                       103,700,140
  1,102,227 Teva Pharmaceutical Industries Ltd., Sponsored ADR     62,705,694
  1,142,050 Wyeth                                                  50,410,087
-----------------------------------------------------------------------------
                                                                  285,558,965
-----------------------------------------------------------------------------
Road and Rail -- 1.0%
    509,900 Canadian National Railway Co.                          30,695,980
-----------------------------------------------------------------------------
Semiconductor Equipment and Products -- 3.9%
  2,935,032 Intel Corp.                                            97,002,808
    603,800 Linear Technology Corp.                                25,727,918
-----------------------------------------------------------------------------
                                                                  122,730,726
-----------------------------------------------------------------------------
Software -- 9.4%
    508,800 Adobe Systems Inc.                                     22,305,792
  2,352,100 BEA Systems, Inc.*                                     32,694,190
    179,510 Electronic Arts Inc.*                                  17,778,670
  3,614,540 Microsoft Corp. (a)                                    94,520,221
    766,500 SAP AG, Sponsored ADR                                  28,007,910
  3,138,350 Siebel Systems, Inc.*                                  39,511,826
  1,716,148 VERITAS Software Corp.*                                62,038,750
-----------------------------------------------------------------------------
                                                                  296,857,359
-----------------------------------------------------------------------------
Specialty Retail -- 2.7%
    395,100 Bed Bath and Beyond Inc.*                              16,689,024
  1,142,224 The Home Depot, Inc.                                   42,342,244
  1,229,850 The TJX Cos., Inc.                                     25,814,552
-----------------------------------------------------------------------------
                                                                   84,845,820
-----------------------------------------------------------------------------
Trading Companies and Distributors -- 0.4%
    290,650 W.W. Grainger, Inc.                                    13,305,957
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.

            8 Smith Barney Large Cap Core Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2003


  SHARES                                            SECURITY                                              VALUE
--------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.4%
  1,612,934 AT&T Wireless Services Inc.*                                                              $   11,693,771
--------------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $2,494,739,598)                                                                   3,095,784,003
--------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                            SECURITY                                              VALUE
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
$50,273,000 J.P. Morgan Chase & Co., 0.980% due 11/3/03; Proceeds at maturity -- $50,277,106; (Fully collateralized by U.S. Treasury Notes, 3.000% due 2/15/08; Market value -- $51,279,913)
              (Cost -- $50,273,000)                                                                       50,273,000
--------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $2,545,012,598**)                                                                $3,146,057,003
--------------------------------------------------------------------------------------------------------------------

(a) All or a portion of this security is held as collateral for futures contracts commitments.
 *  Non-income producing security.
 + Subsequent to the reporting period, the company changed its name to Biogen Idec Inc. due to a merger.
 ** Aggregate cost for Federal income tax purposes is $2,547,617,456.

    Abbreviation used in this schedule:
    ADR -- American Depositary Receipt

                      See Notes to Financial Statements.

            9 Smith Barney Large Cap Core Fund | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2003


ASSETS:
  Investments, at value (Cost -- $2,545,012,598)             $3,146,057,003
  Cash                                                                  473
  Receivable for securities sold                                 49,192,247
  Dividends and interest receivable                               2,361,017
  Receivable for Fund shares sold                                   250,542
---------------------------------------------------------------------------
  Total Assets                                                3,197,861,282
---------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                               31,252,292
  Payable for Fund shares reacquired                              1,899,676
  Management fee payable                                          1,589,368
  Trustees' retirement plan                                         409,037
  Service plan fees payable                                         169,777
  Accrued expenses                                                2,639,129
---------------------------------------------------------------------------
  Total Liabilities                                              37,959,279
---------------------------------------------------------------------------
Total Net Assets                                             $3,159,902,003
---------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                 $        1,951
  Capital paid in excess of par value                         2,858,820,211
  Undistributed net investment income                             3,458,927
  Accumulated net realized loss from investment
   transactions and futures contracts                          (303,423,491)
  Net unrealized appreciation of investments                    601,044,405
---------------------------------------------------------------------------
Total Net Assets                                             $3,159,902,003
---------------------------------------------------------------------------
Shares Outstanding:
  Class 1                                                       148,880,296
----------------------------------------------------------------------------
  Class A                                                        25,812,281
----------------------------------------------------------------------------
  Class B                                                        19,964,237
----------------------------------------------------------------------------
  Class L                                                           394,122
----------------------------------------------------------------------------
Net Asset Value:
  Class 1 (and redemption price)                                     $16.36
----------------------------------------------------------------------------
  Class A (and redemption price)                                     $16.03
----------------------------------------------------------------------------
  Class B *                                                          $15.26
----------------------------------------------------------------------------
  Class L *                                                          $15.98
----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class 1 (net asset value plus 9.29% of net asset value
   per share)                                                        $17.88
----------------------------------------------------------------------------
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                        $16.87
----------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                        $16.14
---------------------------------------------------------------------------

 * Redemption price is NAV of Class B and L shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

           10 Smith Barney Large Cap Core Fund | 2003 Annual Report

 STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 2003


    INVESTMENT INCOME:
     Dividends                                                $ 40,801,066
     Interest                                                      410,381
     Less: Foreign withholding tax                                (411,534)
    ----------------------------------------------------------------------
     Total Investment Income                                    40,799,913
    ----------------------------------------------------------------------
    EXPENSES:
     Management fee (Note 2)                                    17,667,289
     Shareholder servicing fees (Note 6)                        14,967,900
     Service plan fees (Note 6)                                  3,847,899
     Shareholder communications (Note 6)                           327,693
     Trustees' fees                                                101,378
     Custody                                                        93,038
     Audit and legal                                                76,030
     Registration fees                                              49,224
     Other                                                          36,138
    ----------------------------------------------------------------------
     Total Expenses                                             37,166,589
    ----------------------------------------------------------------------
    Net Investment Income                                        3,633,324
    ----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FUTURES CONTRACTS (NOTES 3 AND 5):
      Realized Gain (Loss) From:
       Investment transactions                                 (22,695,179)
       Futures contracts                                           285,540
    ----------------------------------------------------------------------
     Net Realized Loss                                         (22,409,639)
    ----------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments:
       Beginning of year                                       150,815,314
       End of year                                             601,044,405
    ----------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                   450,229,091
    ----------------------------------------------------------------------
    Net Gain on Investments and Futures Contracts              427,819,452
    ----------------------------------------------------------------------
    Increase in Net Assets From Operations                    $431,452,776
    ----------------------------------------------------------------------

                      See Notes to Financial Statements.

           11 Smith Barney Large Cap Core Fund | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,


                                                        2003             2002
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $    3,633,324  $     1,260,197
  Net realized loss                                   (22,409,639)    (247,616,504)
  Increase (decrease) in net unrealized
   appreciation                                       450,229,091     (497,956,718)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                         431,452,776     (744,313,025)
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 7):
  Net investment income                                        --      (15,313,890)
  Net realized gains                                           --       (1,906,977)
  Capital                                                      --       (1,694,562)
----------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                                --      (18,915,429)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                    187,397,917      258,182,747
  Net asset value of shares issued for
   reinvestment of dividends                                   --       18,912,891
  Cost of shares reacquired                          (409,292,153)    (563,945,773)
----------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share
   Transactions                                      (221,894,236)    (286,850,135)
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     209,558,540   (1,050,078,589)

NET ASSETS:
  Beginning of year                                 2,950,343,463    4,000,422,052
----------------------------------------------------------------------------------
  End of year*                                     $3,159,902,003  $ 2,950,343,463
----------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                                $3,458,927         $(93,319)
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

           12 Smith Barney Large Cap Core Fund | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Large Cap Core Fund ("Fund"), a separate investment fund of the Smith Barney Investment Series ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified open-end management investment company. This Trust consists of this Fund and six other separate investment funds: Smith Barney International Fund (formerly known as Smith Barney International Aggressive Growth Fund), SB Growth and Income Fund (formerly known as Smith Barney Growth and Income Fund), Smith Barney Large Cap Core Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and SB Government Portfolio (formerly known as Smith Barney Government Portfolio). The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at fair value determined by or under the direction of the Board of Trustees; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; ( f ) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

           13 Smith Barney Large Cap Core Fund | 2003 Annual Report

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract. The Fund from time to time may also enter into options and/or futures contracts typically to hedge market or currency risk.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Fund. The Fund pays SBFM a management fee, which is calculated daily and paid monthly at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets                                          Annual Rate
-----------------------------------------------------------------------------
First $1 billion                                                     0.65%
----------------------------------------------------------------------------
Next $1 billion                                                      0.60
----------------------------------------------------------------------------
Next $1 billion                                                      0.55
----------------------------------------------------------------------------
Next $1 billion                                                      0.50
----------------------------------------------------------------------------
Over $4 billion                                                      0.45
----------------------------------------------------------------------------

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2003, the Fund paid transfer agent fees of $10,945,285 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. For the year ended October 31, 2003, CGM and its affiliates received brokerage commissions of $156,111.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2003, CGM and its affiliates received sales charges of approximately $5,150,000, $2,102,000 and $11,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to CGM and its affiliates for the year ended October 31, 2003 were approximately $813,000 for Class B shares.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

The Trustees of the Funds have adopted a Retirement Plan ("Plan") for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before

           14 Smith Barney Large Cap Core Fund | 2003 Annual Report attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. Two additional Trustees have announced their intention to retire, effective December 31, 2003. The amount of benefits to be paid under the Plan cannot currently be determined for current Trustees.

Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the year ended October 31, 2003 were $85,271. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

3. Investments

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

--------------------------------------------------------------------------------
Purchases                                                         $1,996,562,567
--------------------------------------------------------------------------------
Sales                                                              2,231,203,015
--------------------------------------------------------------------------------

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $644,189,458
Gross unrealized depreciation                                     (45,749,911)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $598,439,547
------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of ) the closing transaction and the Fund's

           15 Smith Barney Large Cap Core Fund | 2003 Annual Report basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At October 31, 2003, the Fund did not hold any futures contracts.

6. Class Specific Expenses

Pursuant to a Service Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets with respect to Class A shares and calculated at the annual rate of 1.00% of the average daily net assets of Class B and L shares. For the year ended October 31, 2003, total Service Plan fees, which are accrued daily and paid monthly, were as follows:

                                                Class A    Class B   Class L
----------------------------------------------------------------------------
Service Plan Fees                               $920,241  $2,874,541 $53,117
----------------------------------------------------------------------------

For the year ended October 31, 2003, total Shareholder Servicing fees were as follows:
                                     Class 1    Class A    Class B   Class L
----------------------------------------------------------------------------
Shareholder Servicing Fees          $8,647,745 $3,375,675 $2,942,250 $2,230
----------------------------------------------------------------------------

For the year ended October 31, 2003, total Shareholder Communication expenses were as follows:
                                     Class 1    Class A    Class B   Class L
----------------------------------------------------------------------------
Shareholder Communication Expenses   $182,756   $79,656    $64,619    $662
----------------------------------------------------------------------------

7. Distributions Paid to Shareholders by Class

                                                Year Ended       Year Ended
                                             October 31, 2003 October 31, 2002
------------------------------------------------------------------------------
Class 1
Net investment income                               --          $15,313,890
Net realized gains                                  --            1,482,275
Capital                                             --            1,694,562
-----------------------------------------------------------------------------
Total                                               --          $18,490,727
-----------------------------------------------------------------------------
Class A
Net realized gains                                  --          $   226,265
-----------------------------------------------------------------------------
Total                                               --          $   226,265
-----------------------------------------------------------------------------
Class B
Net realized gains                                  --          $   195,425
-----------------------------------------------------------------------------
Total                                               --          $   195,425
-----------------------------------------------------------------------------
Class L
Net realized gains                                  --          $     3,012
-----------------------------------------------------------------------------
Total                                               --          $     3,012
-----------------------------------------------------------------------------

           16 Smith Barney Large Cap Core Fund | 2003 Annual Report

8. Capital Loss Carryforward

At October 31, 2003, the Fund had, for Federal income tax purposes, approximately $300,819,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                                       2010        2011
---------------------------------------------------------------------------
Carryforward Amounts                               $244,521,000 $56,298,000
---------------------------------------------------------------------------

9. Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

----------------------------------------------------------------
Undistributed ordinary income                      $   3,458,927
----------------------------------------------------------------
Accumulated capital losses                          (300,818,633)
----------------------------------------------------------------
Unrealized appreciation                              598,439,547
----------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals.

For the year ended October 31, 2003, the Fund did not make any distributions.

10. Shares of Beneficial Interest

At October 31, 2003, the Fund had five classes of beneficial interest, 1, A, B, L and Y, of which four classes are outstanding, each with a par value of $0.00001 per share. There are an unlimited number of shares authorized.

Transactions in shares of each class were as follows:

                                       Year Ended                  Year Ended
                                    October 31, 2003            October 31, 2002
                               --------------------------  --------------------------
                                  Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------
Class 1
Shares sold                      5,191,779  $  75,863,431    5,514,504  $  90,519,719
Shares issued on reinvestment           --             --    1,001,831     18,490,718
Shares reacquired              (19,635,110)  (283,537,780) (24,219,440)  (389,744,381)
-------------------------------------------------------------------------------------
Net Decrease                   (14,443,331) $(207,674,349) (17,703,105) $(280,733,944)
-------------------------------------------------------------------------------------
Class A
Shares sold                      4,762,832  $  68,607,615    5,825,048  $  96,435,608
Shares issued on reinvestment           --             --       15,797        225,263
Shares reacquired               (4,237,240)   (60,363,852)  (4,989,579)   (79,284,641)
-------------------------------------------------------------------------------------
Net Increase                       525,592  $   8,243,763      851,266  $  17,376,230
-------------------------------------------------------------------------------------
Class B
Shares sold                      2,968,621  $  40,777,367    4,315,346  $  68,774,689
Shares issued on reinvestment           --             --       14,163        194,179
Shares reacquired               (4,689,891)   (64,100,603)  (5,960,574)   (93,075,362)
-------------------------------------------------------------------------------------
Net Decrease                    (1,721,270) $ (23,323,236)  (1,631,065) $ (24,106,494)
-------------------------------------------------------------------------------------
Class L
Shares sold                        151,984  $   2,149,504      144,571  $   2,452,731
Shares issued on reinvestment           --             --          192          2,731
Shares reacquired                  (93,791)    (1,289,918)    (115,607)    (1,841,389)
-------------------------------------------------------------------------------------
Net Increase                        58,193  $     859,586       29,156  $     614,073
-------------------------------------------------------------------------------------

           17 Smith Barney Large Cap Core Fund | 2003 Annual Report

11. Subsequent Event

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

           18 Smith Barney Large Cap Core Fund | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                             2003/(1)/   2002/(1)/  2001/(1)/  2000/(1)/   1999/(1)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $14.10      $17.55     $26.52     $24.36      $19.59
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.06        0.05       0.11       0.07        0.08
 Net realized and unrealized gain (loss)     2.20       (3.39)     (6.70)      3.74        6.62
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          2.26       (3.34)     (6.59)      3.81        6.70
--------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --       (0.09)     (0.06)     (0.07)      (0.11)
 Net realized gains                            --       (0.01)     (2.32)     (1.58)      (1.82)
 Capital                                       --       (0.01)        --         --          --
--------------------------------------------------------------------------------------------------
Total Distributions                            --       (0.11)     (2.38)     (1.65)      (1.93)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $16.36      $14.10     $17.55     $26.52      $24.36
--------------------------------------------------------------------------------------------------
Total Return                                16.03%     (19.20)%   (26.67)%    16.12%      35.60%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $2,435      $2,303     $3,177     $4,691      $4,475
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.00%       0.90%      0.73%      0.70%       0.76%
 Net investment income                       0.39        0.31       0.55       0.26        0.34
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        69%         38%        27%        34%         37%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

           19 Smith Barney Large Cap Core Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                            2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.93     $17.41     $26.41     $24.29     $19.54
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.06)     (0.10)     (0.01)     (0.02)      0.02
 Net realized and unrealized gain (loss)    2.16      (3.37)     (6.67)      3.73       6.60
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         2.10      (3.47)     (6.68)      3.71       6.62
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --         --         --      (0.01)     (0.05)
 Net realized gains                           --      (0.01)     (2.32)     (1.58)     (1.82)
-----------------------------------------------------------------------------------------------
Total Distributions                           --      (0.01)     (2.32)     (1.59)     (1.87)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $16.03     $13.93     $17.41     $26.41     $24.29
-----------------------------------------------------------------------------------------------
Total Return                               15.08%    (19.94)%   (27.12)%    15.69%     35.24%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $414       $352       $425       $510       $344
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.80%      1.80%      1.34%      1.04%      1.01%
 Net investment income (loss)              (0.42)     (0.59)     (0.06)     (0.07)      0.09
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       69%        38%        27%        34%        37%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

           20 Smith Barney Large Cap Core Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                           2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.38    $16.86     $25.81     $23.95     $19.37
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.18)    (0.22)     (0.15)     (0.23)     (0.14)
 Net realized and unrealized gain (loss)    2.06     (3.25)     (6.48)      3.67       6.54
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.88     (3.47)     (6.63)      3.44       6.40
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --        --         --         --         --
 Net realized gains                           --     (0.01)     (2.32)     (1.58)     (1.82)
----------------------------------------------------------------------------------------------
Total Distributions                           --     (0.01)     (2.32)     (1.58)     (1.82)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $15.26    $13.38     $16.86     $25.81     $23.95
----------------------------------------------------------------------------------------------
Total Return                               14.05%   (20.59)%   (27.59)%    14.76%     34.31%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $305      $290       $393       $524       $357
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.66%     2.59%      2.01%      1.83%      1.76%
 Net investment loss                       (1.27)    (1.39)     (0.73)     (0.86)     (0.65)
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       69%       38%        27%        34%        37%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

           21 Smith Barney Large Cap Core Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                                     2003/(1)/ 2002/(1)/ 2001/(1)/  2000/(1)(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $13.87    $17.36    $26.41      $27.33
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                (0.04)    (0.13)    (0.07)      (0.01)
  Net realized and unrealized gain (loss)             2.15     (3.35)    (6.66)      (0.91)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   2.11     (3.48)    (6.73)      (0.92)
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 --        --        --          --
  Net realized gains                                    --     (0.01)    (2.32)         --
----------------------------------------------------------------------------------------------
Total Distributions                                     --     (0.01)    (2.32)         --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $15.98    $13.87    $17.36      $26.41
----------------------------------------------------------------------------------------------
Total Return                                         15.21%   (20.05)%  (27.32)%     (3.37)%++
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $6,000    $4,659    $5,326        $180
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.67%     2.00%     1.65%       1.54%+
  Net investment loss                                (0.29)    (0.80)    (0.37)      (0.46)+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 69%       38%      27 %         34%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period September 19, 2000 (inception date) to October 31, 2000. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

           22 Smith Barney Large Cap Core Fund | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of
Smith Barney Investment Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Cap Core Fund of the Smith Barney Investment Series ("Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year ended October 31, 1999 were audited by other auditors whose report thereon, dated December 15, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and broker. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                                /s/ KPMG LLP



New York, New York
December 10, 2003

           23 Smith Barney Large Cap Core Fund | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Large Cap Core Fund ("Fund") are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.

                                                                                         Number of
                                                Terms of                                Portfolios
                                               Office* and                                in Fund
                                   Position(s)   Length             Principal             Complex     Other Board Memberships
                                    Held with    of Time      Occupation(s) During      Overseen by   Held by Trustees During
Name, Address and Age                 Fund       Served          Past Five Years          Trustee         Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

Elliott J. Berv                      Trustee      Since    President and Chief              36      Board Member, American
c/o R. Jay Gerken                                 2001     Operations Officer,                      Identity Corp. (doing
Citigroup Asset Management ("CAM")                         Landmark City (Real Estate               business a Morpheus
399 Park Avenue                                            Development) (since 2002);               Technologies) (biometric
New York, NY 10022                                         Executive Vice President                 information management)
Age 60                                                     and Chief Operations                     (since 2001; Consultant
                                                           Officer, DigiGym Systems                 since 1999); Director,
                                                           (On-line Personal Training               Lapoint Industries
                                                           Systems) (since 2001);                   (Industrial Filter Company)
                                                           Chief Executive Officer,                 (since 2002); Director,
                                                           Rocket City Enterprises                  Alzheimer's Association
                                                           (Internet Service Company)               (New England Chapter)
                                                           (from 2000 to 2001);                     (since 1998)
                                                           President, Catalyst
                                                           (Consulting) (since 1984)

Donald M. Carlton                    Trustee      Since    Consultant, URS Corporation      31      Director, American Electric
c/o R. Jay Gerken                                 1997     (Engineering) (since 1999);              Power (Electric Utility)
CAM                                                        former Chief Executive                   (since 1999); Director,
399 Park Avenue                                            Officer, Radian                          Valero Energy (Petroleum
New York, NY 10022                                         International L.L.C.                     Refining) (since 1999);
Age 66                                                     (Engineering) (from 1969 to              Director, National
                                                           1998), Member of Management              Instruments Corp.
                                                           Committee, Signature                     (Technology) (since 1994)
                                                           Science (Research and
                                                           Development) (since 2000)

A. Benton Cocanougher                Trustee      Since    Dean Emeritus and Wiley          31      Former Director, Randall's
c/o R. Jay Gerken                                 1991     Professor, Texas A&M                     Food Markets, Inc. (from
CAM                                                        University (since 2001);                 1990 to 1999); former
399 Park Avenue                                            former Dean and Professor                Director, First American
New York, NY 10022                                         of Marketing, College and                Bank and First American
Age 65                                                     Graduate School of Business              Savings Bank (from 1994 to
                                                           of Texas A&M University                  1999)
                                                           (from 1987 to 2001)

           24 Smith Barney Large Cap Core Fund | 2003 Annual Report

                                                                                   Number of
                                    Terms of                                      Portfolios
                                   Office* and                                      in Fund
                       Position(s)   Length                Principal                Complex       Other Board Memberships
                        Held with    of Time          Occupation(s) During        Overseen by     Held by Trustees During
Name, Address and Age     Fund       Served             Past Five Years             Trustee           Past Five Years
-----------------------------------------------------------------------------------------------------------------------------

Mark T. Finn             Trustee      Since    Adjunct Professor, William & Mary      36      Former President and Director,
c/o R. Jay Gerken                     2001     College (since September 2002);                Delta Financial, Inc.
CAM                                            Principal/Member, Belvan Partners/             (Investment Advisory Firm)
399 Park Avenue                                Balfour Vantage - Manager and                  (from 1983 to 1999)
New York, NY 10022                             General Partner to the Vantage
Age 60                                         Hedge Fund, LP (since March
                                               2002); Chairman and Owner,
                                               Vantage Consulting Group, Inc.
                                               (Investment Advisory and
                                               Consulting Firm) (since 1988);
                                               former Vice Chairman and Chief
                                               Operating Officer, Lindner Asset
                                               Management Company (Mutual
                                               Fund Company) (from March 1999
                                               to 2001); former General Partner
                                               and Shareholder, Greenwich
                                               Ventures, LLC (Investment
                                               Partnership) (from 1996 to 2001);
                                               former President, Secretary, and
                                               Owner, Phoenix Trading Co.
                                               (Commodity Trading Advisory Firm)
                                               (from 1997 to 2000)

Stephen Randolph Gross   Trustee      Since    Partner, Capital Investment            31      Director, United Telesis, Inc.
c/o R. Jay Gerken                     1986     Advisory Partners (Consulting)                 (Telecommunications) (since
CAM                                            (since January 2000); Managing                 1997); Director, eBank.com,
399 Park Avenue                                Director, Fountainhead Ventures,               Inc. (since 1997); Director,
New York, NY 10022                             LLC (Consulting) (from 1998 to                 Andersen Calhoun, Inc.
Age 56                                         2002); Secretary, Carint N.A.                  (Assisted Living) (since 1987);
                                               (Manufacturing) (since 1988);                  former Director, Charter Bank,
                                               former Treasurer, Hank Aaron                   Inc, Inc. (from 1987 to 1997);
                                               Enterprises (Fast Food Franchise)              former Director, Yu Save, Inc.
                                               (from 1985 to 2001); Chairman,                 (Internet Company) (from 1998
                                               Gross, Collins & Cress, P.C.                   to 2000); former Director,
                                               (Accounting Firm) (since 1980);                Hotpalm.com, Inc. (Wireless
                                               Treasurer, Coventry Limited, Inc.              Applications) (from 1998 to
                                               (since 1985)                                   2000); former Director, Ikon
                                                                                              Ventures, Inc. (from 1997 to
                                                                                              1998)

Diana R. Harrington      Trustee      Since    Professor, Babson College              36      Former Trustee, The Highland
c/o R. Jay Gerken                     2001     (since 1992)                                   Family of Funds (Investment
CAM                                                                                           Company) (from 1997 to 1998)
399 Park Avenue
New York, NY 10022
Age 63

Susan B. Kerley          Trustee      Since    Consultant, Strategic                  36      Director, Eclipse Funds
c/o R. Jay Gerken                     2001     Management Advisors, LLC                       (currently supervises 17
CAM                                            Global Research Associates, Inc.               investment companies in
399 Park Avenue                                (Investment Consulting) (since                 fund complex) (since 1990)
New York, NY 10022                             1990)
Age 52

           25 Smith Barney Large Cap Core Fund | 2003 Annual Report

                                                                                     Number of
                                            Terms of                                Portfolios
                                           Office* and                                in Fund
                               Position(s)   Length             Principal             Complex     Other Board Memberships
                                Held with    of Time      Occupation(s) During      Overseen by   Held by Trustees During
Name, Address and Age             Fund       Served          Past Five Years          Trustee         Past Five Years
----------------------------------------------------------------------------------------------------------------------------

Alan G. Merten                   Trustee      Since    President, George Mason          31      Director, DigitalNet
c/o R. Jay Gerken                             1990     University (since 1996)                  Holdings, Inc. (since
CAM                                                                                             October 2003); Director,
399 Park Avenue                                                                                 Comshare, Inc. (Information
New York, NY 10022                                                                              Technology) (since 1985);
Age 62                                                                                          former Director, Indus
                                                                                                (Information Technology)
                                                                                                (from 1995 to 1999)

C. Oscar Morong, Jr.             Trustee      Since    Managing Director, Morong        36      Former Director, Indonesia
c/o R. Jay Gerken                             2001     Capital Management (since                Fund (Closed-End Fund)
CAM                                                    1993)                                    (from 1990 to 1999);
399 Park Avenue                                                                                 Trustee, Morgan Stanley
New York, NY 10022                                                                              Institutional Fund
Age 68                                                                                          (currently supervises 75
                                                                                                investment companies)
                                                                                                (since 1993)

R. Richardson Pettit             Trustee      Since    Professor of Finance,            31                 None
c/o R. Jay Gerken                             1990     University of Houston (from
CAM                                                    1977 to 2002); Independent
399 Park Avenue                                        Consultant (since 1984)
New York, NY 10022
Age 61

Walter E. Robb, III              Trustee      Since    President, Benchmark             36      Director, John Boyle & Co.,
c/o R. Jay Gerken                             1985     Consulting Group, Inc.                   Inc. (Textiles) (since
CAM                                                    (Service Company) (since                 1999); Director, Harbor
399 Park Avenue                                        1991); Sole Proprietor,                  Sweets, Inc. (Candy) (since
New York, NY 10022                                     Robb Associates (Financial               1990); Director, W.A. Wilde
Age 77                                                 Consulting) (since 1978);                Co. (Direct Media
                                                       Co-Owner, Kedron Design                  Marketing) (since 1982);
                                                       (Gifts) (since 1978);                    Director, Alpha Grainger
                                                       former President and                     Manufacturing Inc.
                                                       Treasurer, Benchmark                     (Electronics) (since 1983);
                                                       Advisors, Inc. (Financial                former Trustee, MFS Family
                                                       Consulting) (from 1989 to                of Funds (Investment
                                                       2000)                                    Company) (from 1985 to
                                                                                                2001); Harvard Club of
                                                                                                Boston (Audit Committee)
                                                                                                (since 2001)

Interested Trustee:
R. Jay Gerken, CFA**            Chairman,     Since    Managing Director of             220                 N/A
CAM                             President     2002     Citigroup Global Markets
399 Park Avenue, 4th Floor      and                    Inc. ("CGM"); Chairman,
New York, NY 10022              Chief                  President and Chief
Age 52                          Executive              Executive Officer of Smith
                                Officer                Barney Fund Management LLC
                                                       ("SBFM"), Travelers
                                                       Investment Adviser, Inc
                                                       ("TIA") and Citi Fund
                                                       Management Inc. ("CFM");
                                                       President and Chief
                                                       Executive Officer of
                                                       certain mutual funds
                                                       associated with Citigroup
                                                       Inc. ("Citigroup");
                                                       Formerly, Portfolio Manager
                                                       of Smith Barney Allocation
                                                       Series Inc. (from 1996 to
                                                       2001) and Smith Barney
                                                       Growth and Income Fund
                                                       (from 1996 to 2000)

           26 Smith Barney Large Cap Core Fund | 2003 Annual Report

                                                                                            Number of
                                             Terms of                                      Portfolios
                                            Office* and                                      in Fund
                              Position(s)     Length                Principal                Complex   Other Board Memberships
                               Held with      of Time          Occupation(s) During        Overseen by Held by Trustees During
Name, Address and Age            Fund         Served             Past Five Years             Trustee       Past Five Years
------------------------------------------------------------------------------------------------------------------------------

Officers:
Andrew B. Shoup***           Senior Vice       Since    Director of CAM; Senior Vice           N/A               N/A
CAM                          President and     2003     President and Chief Administrative
125 Broad Street, 10th Floor Chief                      Officer of mutual funds associated
New York, NY 10004           Administrative             with Citigroup; Head of
Age 47                       Officer                    International Funds Administration
                                                        of CAM from 2001 to 2003;
                                                        Director of Global Funds
                                                        Administration of CAM from 2000
                                                        to 2001; Head of U.S. Citibank
                                                        Funds Administration of CAM from
                                                        1998 to 2000

Richard L. Peteka            Treasurer         Since    Director of CGM; Chief Financial       N/A               N/A
CAM                                            2002     Officer and Treasurer of certain
125 Broad Street, 11th Floor                            mutual funds associated with
New York, NY 10004                                      Citigroup; Director and Head of
Age 42                                                  Internal Control for CAM U.S.
                                                        Mutual Fund Administration from
                                                        1999 to 2002; Vice President,
                                                        Head of Mutual Fund
                                                        Administration and Treasurer at
                                                        Oppenheimer Capital from 1996 to
                                                        1999

Lawrence B. Weissman, CFA    Vice President    Since    Managing Director of CAM               N/A               N/A
CAM                          and Investment    1999
300 First Stamford Place     Officer
Stamford, CT 06902
Age 42

Kaprel Ozsolak               Controller        Since    Vice President of CGM; Controller      N/A               N/A
CAM                                            2002     of certain funds associated with
125 Broad Street, 11th Floor                            Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel            Secretary         Since    Managing Director and General          N/A               N/A
CAM                                            2000     Counsel of Global Mutual Funds
300 First Stamford Place                                for CAM and its predecessor (since
4th Floor                    Chief Legal       Since    1994); Secretary of CFM; Secretary
Stamford, CT 06902           Officer           2003     and Chief Legal Officer of mutual
Age 48                                                  funds associated with Citigroup

--------
 * Trustees are elected until the Trust's next annual meeting and until their successors are elected and qualified.
 ** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
*** As of November 25, 2003.

           27 Smith Barney Large Cap Core Fund | 2003 Annual Report

                                 SMITH BARNEY
                              LARGE CAP CORE FUND



          TRUSTEES                     INVESTMENT MANAGER
          Elliott J. Berv              Smith Barney Fund
          Donald M. Carlton              Management LLC
          A. Benton Cocanougher
          Mark T. Finn                 DISTRIBUTORS
          R. Jay Gerken, CFA           Citigroup Global Markets Inc.
            Chairman                   PFS Distributors, Inc.
          Stephen Randolph Gross
          Diana R. Harrington          CUSTODIAN
          Susan B. Kerley              State Street Bank and
          Alan G. Merten                 Trust Company
          C. Oscar Morong, Jr.
          R. Richardson Pettit
          Walter E. Robb, III          TRANSFER AGENT
                                       Citicorp Trust Bank, fsb.
                                       125 Broad Street, 11th Floor
          OFFICERS                     New York, New York 10004
          R. Jay Gerken, CFA
          President and
          Chief Executive Officer      SUB-TRANSFER AGENTS
                                       PFPC Inc.
                                       P.O. Box 9699
          Andrew B. Shoup*             Providence, Rhode Island
          Senior Vice President and    02940-9699
          Chief Administrative Officer

          Richard L. Peteka            Primerica Shareholder Services
          Chief Financial Officer      P.O. Box 9662
          and Treasurer                Providence, Rhode Island
                                       02940-9662
          Lawrence B. Weissman, CFA
          Vice President and
          Investment Officer

          Kaprel Ozsolak
          Controller

          Robert I. Frenkel
          Secretary and
          Chief Legal Officer

* As of November 25, 2003.

   Smith Barney Investment Series


   Smith Barney Large Cap Core Fund
   The Fund is a separate investment fund of the Smith
   Barney Investment Series, a Massachusetts business trust.


 This report is submitted for the general information of the shareholders of the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY LARGE CAP CORE FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com



 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD02102 12/03                                                           03-5795

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Gross as the Audit Committee's financial expert. Mr. Gross is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
             Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a) Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Series

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Investment Series

Date: January 2, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney Investment Series

Date: January 2, 2004

By:   /s/ Richard L. Peteka
      (Richard L. Peteka)
      Chief Financial Officer of
      Smith Barney Investment Series

Date: January 2, 2004